UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2011

Quad/Graphics, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	001-34806	39-1152983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N63 W23075 Highway 74 Sussex, Wisconsin 53089-2827

(Address of principal executive offices, including zip code)

(414) 566-6000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On April 27, 2011, Mark A. Angelson resigned from the Board of Directors of Quad/Graphics, Inc. (the “Company”).  The Company’s press release announcing Mr. Angelson’s resignation is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 5.03.                                             Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

(a)           Effective April 27, 2011, the Company’s Board of Directors amended Section 3.01 of Article III of the Amended Bylaws of the Company to reduce the size of the Board of Directors from eight directors to seven.

Item 9.01.                                             Financial Statements and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits.  The following exhibits are being filed herewith:

(3.1)                         Amendment to the Amended Bylaws of Quad/Graphics, Inc. effective April 27, 2011.

(3.2)                         Amended Bylaws of Quad/Graphics, Inc., as amended through April 27, 2011.

(99)                            Press release of Quad/Graphics, Inc. dated April 27, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2011

QUAD/GRAPHICS, INC.

	By:	/s/ Andrew R. Schiesl
Andrew R. Schiesl
Vice President & General Counsel

QUAD/GRAPHICS, INC.

Exhibit Index to Current Report on Form 8-K

Dated April 27, 2011

Exhibit
Number

(3.1)	Amendment to the Amended Bylaws of Quad/Graphics, Inc. effective April 27, 2011.

(3.2)	Amended Bylaws of Quad/Graphics, Inc., as amended through April 27, 2011.

(99)	Press release of Quad/Graphics, Inc. dated April 27, 2011.